EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mana Capital Acquisition Corp. (the “Company”) for the fiscal quarter ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, certifies, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: May 12, 2022

/s/ Jonathan Intrater
Jonathan Intrater
Principal Financial Officer
(Principal Financial and Accounting Officer)